Exhibit 99.1

Investor Group Glen Eagles Acquisitions LP Makes Strategic Investment Into Mobiquity Technologies

Glen Eagles Acquisitions LP Adds Mobiquity Technologies to its Portfolio of Companies focusing on IoT, AI and Mobile Technologies

NEW YORK, June 25, 2018 (GLOBE NEWSWIRE) -- Mobiquity Technologies, Inc. (OTCQB: MOBQ), a leading mobile location data intelligence company, is pleased to announce a strategic investment by Glen Eagles Acquisitions LP ("GEA"). GEA is a company focused on building and acquiring businesses within the Internet of Things (IoT), Artificial Intelligence (AI) and Mobile Technologies Industries.

As part of the strategic investment, Mobiquity will receive approximately $9 million in a combination of cash and Gopher Protocol stock (OTCBB: GOPH), a GEA portfolio company. In addition to this strategic investment, Mobiquity will have access to GEA’s other portfolio companies, as well as its wealth of business expertise and relations. We feel this access should lead to revenue growth in both the short and long term.

Mobiquity Technologies CEO Dean Julia stated, “We see this partnership as a major growth initiative. Partnering with GEA’s team combined with their investment in MOBQ gives us the ability and resources to move quickly and take advantage of several immediate opportunities.” He continued, “The partnership with GEA should also open up many long-term revenue generating opportunities that we are excited to explore and update our Shareholders about.”

Glen Eagles Acquisitions Managing Member, Darren Dunckel said, “We are excited to add Mobiquity to our portfolio of companies. In addition to the strong management team, we believe that the ability to create synergies between our portfolio/prospective client companies creates additional value for us as an investor.”

Thomas M. Arnost, Executive Chairman of Mobiquity Technologies added, “We see GEA’s strategic investment in MOBQ as a testament to our state-of-the-art proprietary mobile location data intelligence platform.”

About Mobiquity Technologies, Inc. (www.mobiquitynetworks.com)

Mobiquity Technologies, Inc. (OTCQB: MOBQ), is a next generation mobile location data intelligence and marketing company. The company provides precise, unique, at-scale location data and insights on consumer’s real-world behavior and trends for use in marketing and research. With our combined exclusive data sets and proprietary technology platform; Mobiquity Technologies provides one of the most accurate and scaled solution for mobile data collection and analysis.

About Glen Eagles Acquisitions LP.

Glen Eagles Acquisitions LP, is a company specializing in building and consolidating synergist businesses within the Internet of Things (IoT), Artificial Intelligence (AI) and Mobile Technologies Industries.

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Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements".  Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission located at their website (http://www.sec.gov).  In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, governmental and public policy changes, the Company’s ability to raise capital on acceptable terms, if at all, the Company’s successful development of its products and the integration into its existing products and the commercial acceptance of the Company’s products.  The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performances or achievements express or implied by such forward-looking statements. The forward-looking statements are subject to risks and uncertainties including, without limitation, changes of competition, possible loss of customers, and the company’s ability to attract and retain key personnel.

Media Contact:

Mobiquity Technologies, Inc.
Jed Weisberg

917-720-6504
jed@mobiquitynetworks.com

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